EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

Of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital Corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (the “Form 10-Q”) of the Company fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2022

/s/ Daniel P. Penberthy
Daniel P. Penberthy,
Chief Executive Officer and President (Chief Executive Officer)

Dated: May 9, 2022

/s/ Margaret W. Brechtel
Margaret W. Brechtel,
Executive Vice President, Chief Financial Officer and Treasurer (Chief Financial Officer)